EXHIBIT 10.17

ADDENDUM TO WORKOUT AGREEMENT FOR INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

        The Workout Agreement dated November 6, 2000, between the Debtor and its Creditors ("Workout Agreement") is hereby amended as follows:

The second sentence of paragraph 1.1 shall be replaced with the following:
"Unsecured Claims shall include (a) all unsecured claims arising under leases or executory contracts entered into prior to the Workout Date except to the extent of the reasonable value of the use of goods, services, or space actually used or occupied by the Debtor after the Workout Date and (b) interest at the annual rate of 8% from February 1, 2000, to September 30, 2002, and then 12% interest thereafter until paid."

The first sentence of paragraph 3.1 shall be replaced as follows: Not later than September 30, 2002, Creditors shall receive the first of four equal payments, the sum of which shall equal 10% of the amount of their Unsecured Claims. The three remaining payments shall be made not later than December 31, 2002, March 31, 2003, and June 30, 203. Interest shall be paid on the unpaid balance from February 1, 2000.

The first sentence of paragraph 4.1 shall be replaced with the following: "This Agreement shall become effective only if it is accepted by the holders of 93% or more in dollar amount of Unsecured Claims not later than August 17, 2001, or by such lower percentage to which the Debtor and the Committee agree.
Paragraph 4.2 shall be deleted.

Consent to Addendum to Workout Agreement

The undersigned Creditor ("Creditor") hereby accepts all of the terms and conditions of the above Addendum. I certify that I have read the Workout Agreement and understand all of its terms, including the provision that the cash I receive in the amount of 10% of my Unsecured Claim will be in full satisfaction of such Unsecured Claim (as defined in the Workout Agreement).


Legal Name of Creditor                      ____________________________________

Signature of Creditor or Authorized
Representative                              /s/_________________________________

Printed or Typed Name of Person Signing     ____________________________________

Title of Person Signing                     ____________________________________

Address of Creditor                         ____________________________________

                                            ____________________________________

Telephone Number                            (____)  ____________________________

Facsimile Number                            (____)  ____________________________

                                            Adjustment Bureau
        PLEASE SIGN AND RETURN TO:          CMA Business Credit Services
                                            P.O. Box 1838
                                            San Leandro, California  94577-9922
                                            Facsimile:  (510) 346-6020


                                      163